SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE

                    SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): July 26, 2011

                        Timberland Bancorp, Inc.
        (Exact name of registrant as specified in its charter)

       Washington                 0-23333                  91-1863696
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State or other jurisdiction     Commission              (I.R.S. Employer
Of incorporation               File Number             Identification No.)


624 Simpson Avenue, Hoquiam, Washington                      98550
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number (including area code) (360) 533-4747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
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     On July 26, 2011, Timberland Bancorp, Inc. issued its earnings release for the quarter ended June 30, 2011. A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
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     (d)  Exhibits


      The following exhibit is being furnished herewith and this list shall
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constitute the exhibit index:
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      99.1 Press Release of Timberland Bancorp, Inc. dated July 26, 2011

                               SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   TIMBERLAND BANCORP, INC.


DATE:  July 26, 2011               By: /s/Dean J. Brydon
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                                       Dean J. Brydon
                                       Chief Financial Officer